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                                                                  EXHIBIT 10.29

                         FREEDOM SECURITIES CORPORATION

                       AMENDMENT TO STOCKHOLDERS AGREEMENT

     Amendment, dated March __, 1998, to that certain Stockholders Agreement (the "Stockholders Agreement"), dated November 30, 1996, by and among Freedom Securities Corporation f/k/a JHFSC Acquisition Corp. (the "Company), Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P. and THL-CCI Limited Partnership (collectively the "THL Investors"), SCP Private Equity Partners, L.P. ("SCP"), John Hancock Subsidiaries, Inc. ("Hancock") and certain employees and members of the Company's management (the "Employee Investors"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Stockholders Agreement.

     WHEREAS, the Company is currently contemplating an Initial Public Offering of its Common Stock, $.01 par value per share;

     WHEREAS, the parties underwriting the Initial Public Offering have expressed the view that the Initial Public Offering will likely be more successful if the Employee Investors do not participate directly in the Public Offering; and

     WHEREAS, the Investors desire to amend the Stockholder's Agreement to eliminate the ability of the Employee Investors to participate in the Initial Public Offering.

     NOW THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, the holders of at least 55% in interest of the Company's outstanding shares, and the holders of at least a majority of the Employee Securities, as required to amend the Stockholders Agreement as provided in Section 13.2 thereof, agree as follows:

     1. A new subparagraph "1.1.20-A" is hereby added to Section 1 of the Stockholders Agreement which shall read in its entirety as follows:

          1.1.20-A "PUBLIC OFFERING" shall mean any registration by the Company on Forms S-1, S-2 or S-3 (or any successor form) of any shares of Common Stock for its own or others' account under the Securities Act for a public offering, including without limitation an Initial Public Offering.

     2. Paragraph 7.1.1 of the Stockholders Agreement is hereby amended by deleting the same in its entirety and inserting in place thereof a new
          7.1.1 which reads in its entirety as follows:

          7.1.1 ELECTION.

               (a) Whenever the Company proposes to register in an Initial Public Offering any shares of Common Stock for its own or others' account, the


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          Company shall furnish each holder of Fund Securities and Seller
          Securities prompt notice of its intent to do so. Upon the request of any such holder given by notice to the Company within twenty (20) days after the effectiveness of such notice from the Company, the Company will use its best efforts to cause to be included in such registration all of the Fund Securities and Seller Securities which such holder requests.

               (b) Whenever the Company proposes, other than pursuant to its Initial Public Offering, to register on Form S-1, S-2 or S-3 (or any successor form) any shares of Common Stock for its own or others' account under the Securities Act for a public offering, the Company shall furnish each holder of Registrable Securities prompt notice of its intent to do so. Upon the request of any such holder given by notice to the Company within twenty (20) days after the effectiveness of such notice from the Company, the Company will use its best efforts to cause to be included in such registration all of the Registrable Securities which such holder requests.

     3. The amendments granted hereunder shall be limited precisely as written and shall not constitute a waiver or modification of any other covenants, terms or provisions of the Stockholders Agreement, which shall remain in full force and effect. Without limiting the foregoing, this Amendment shall not prejudice any right or rights which each of the Stockholders may otherwise have (now or in the future) under or in connection with the Stockholders Agreement.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     5. This Amendment No. 1 shall be governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

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                         FREEDOM SECURITIES CORPORATION

                           COUNTERPART SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Stockholders Agreement this ___ day of March, 1998.

                               FREEDOM SECURITIES CORPORATION

                               By:
                                  ----------------------------------------------
                                  Name: John H. Goldsmith
                                  Title: Chief Executive Officer

                               THOMAS H. LEE EQUITY FUND III, L.P.

                               By: THL Equity Advisors Limited Partnership III, General Partner

                               By:      THL Equity Trust III,
                                        General Partner

                               By:
                                  ----------------------------------------------
                                        Title:

                               THOMAS H. LEE FOREIGN FUND III, L.P.

                               By: THL Equity Advisors Limited Partnership III, General Partner

                               By:      THL Equity Trust III,
                                        General Partner

                               By:
                                  ----------------------------------------------
                                        Title:

                               THL-CCI LIMITED PARTNERSHIP

                               By:      THL Investment Management Corp.,
                                        General Partner

                               By:
                                  ----------------------------------------------
                                        Title:

                               SCP PRIVATE EQUITY PARTNERS, L.P.

                               By:
                                  ----------------------------------------------
                                        Title:

                               EMPLOYEE INVESTORS

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                               Signature

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                               Print Name